UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CYNGN INC.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. CYNGN INC. c/o Continental Proxy Services 1 State Street, New York NY 10004 CYNGN INC. 1344 Terra Bella Avenue Mountain View, CA 94043 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS to be held on Wednesday, December 3, 2025 *Shareholders are cordially invited to attend the Annual Meeting and vote in person. At the meeting, you will need to request a ballot to vote your shares. Dear Shareholder, The 2025 Annual Meeting of Shareholders of Cyngn Inc. will be held at Cyngn Inc., 1344 Terra Bella Ave., Mountain View, CA 94043, on Wednesday, December 3, 2025, at 9:00 AM (local time). Proposals to be considered at the Annual Meeting: (1) Election of Class I Director; (2) Approval of an amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 4,000,000. (3) Ratification of the selection of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm; (4) Approval of, if necessary, the adjournment or postponement of the Annual Meeting, to continue to solicit votes for Proposal 2 or to establish a quorum; and (5) To address such other matters as may properly come before the 2025 annual meeting or any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” the nominee under Proposal 1, and “FOR” Proposals 2, 3 and 4. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Vote Your Proxy on the Internet: Go to http://www.cstproxyvote.com Have your notice available when you access the above website. Follow the prompts to vote your shares. CONTROL NUMBER The Proxy Materials are available for review at: https://www.cstproxy.com/cyngn/2025

2025 Cyngn Inc. 1344 Terra Bella Avenue Mountain View, CA 94043 Important Notice Regarding the Availability of Proxy Materials For the 2025 Annual Meeting of Shareholders to be Held On Wednesday, December 3, 2025 The following Proxy Materials are available to you to review at: https://www.cstproxy.com/cyngn/2025 - the Company’s Annual Report for the year ended December 31, 2024 - the Company’s 2025 Proxy Statement. - the Proxy Card. - any amendments to the foregoing materials that are required to be furnished to shareholders This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before November 24, 2025 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company. ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-888-266-6791, or By logging on to https://www.cstproxy.com/cyngn/2025 or By email at: proxy@continentalstock.com Please include the company name and your control number in the subject line.